UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2013

Gilman Ciocia, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22996	11-2587324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Raymond Avenue, Poughkeepsie, New York	12603
(Address of Principal Executive Offices)	(Zip Code)

                                (845) 485-5278

(Registrant's Telephone Number, Including Area Code)

                                        Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets.

On October 15, 2013, Gilman Ciocia, Inc., a Delaware corporation (the “Company”), completed its previously announced merger with National Holdings Corporation, a Delaware corporation ("National"). Pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 20, 2013, by and among National, National Acquisition Corp., a Delaware corporation and wholly owned subsidiary of National (“Merger Sub”), and the Company, Merger Sub was merged with and into the Company, with the Company surviving the merger (the “Merger”) and becoming a wholly-owned subsidiary of National.

Pursuant to the Merger Agreement, National issued to the Company's stockholders 0.235019 shares of National's common stock for each outstanding share of the Company's common stock. Upon closing the shares of the Company's common stock, which traded under the symbol “GTAX,” have ceased trading on the OTC Bulletin Board.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in it is entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03     Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.01     Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02     Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, each of the directors of the Company resigned from their positions as directors of the Company, effective as of the effective time of the Merger, other than Michael Ryan, James Ciocia and Frederick Wasserman.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the merger, the certificate of incorporation of the Company was amended and restated. The amended and restated certificate of incorporation of the Company is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the effective time of the merger, the bylaws were amended and restated. The amended and restated bylaws of the Company are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01     Other Events.

On October 16, 2013, National issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits:

2.1

Agreement and Plan of Merger, dated as of June 20, 2013, among National Holdings Corporation, National Acquisition Corp. and Gilman Ciocia, Inc. (incorporated by reference to Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 21, 2013).

3.1	Amended and Restated Certificate of Incorporation of Gilman Ciocia, Inc.

3.2	Amended and Restated Bylaws of Gilman Ciocia, Inc.

99.1	Press Release of National Holdings Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation (Registrant)

Date: October 21, 2013	By:	/s/Michael Ryan
Michael Ryan
President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 20, 2013, among National Holdings Corporation, National Acquisition Corp. and Gilman Ciocia, Inc. (incorporated by reference to Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 21, 2013).

3.1	Amended and Restated Certificate of Incorporation of Gilman Ciocia, Inc.

3.2	Amended and Restated Bylaws of Gilman Ciocia, Inc.

99.1	Press Release of National Holdings Corporation.

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